Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIRST AMENDMENT TO AMENDED AND RESTATED WAFER SUPPLY AGREEMENT AMENDMENT NO. 7
    This First Amendment to Amended and Restated Seventh Amendment to the WAFER SUPPLY AGREEMENT (this “Amendment”), dated as of December 23, 2021, amends that certain Wafer Supply Agreement, dated March 2, 2009 (the “Original WSA,” as amended by the Amended and Restated Wafer Supply Agreement Amendment No. 7 and this Amendment, collectively the “Agreement”), by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in the Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement), GLOBALFOUNDRIES Inc., an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”), on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth in the Agreement; and (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7 of the Agreement, GLOBALFOUNDRIES U.S. Inc., a Delaware Corporation (“USOpCo”), which is a party to the Agreement solely with respect to Sections 5.5(a), 6.2 and 7.3(a) of the Agreement and the related provisions of the Agreement in connection with USOpCo’s sales activities (AMD, FoundryCo and USOpCo are collectively referred to herein as the “Parties”). Capitalized terms used in this Amendment shall have the meanings ascribed to them herein. Capitalized terms without definitions herein shall have the meanings set forth in the Original WSA.
WHEREAS, the Parties wish to modify portions of their agreement in the Amended and Restated Wafer Supply Agreement Amendment No. 7 (the “A&R Seventh Amendment”) with respect to certain purchase commitments, pricing and other terms of the Agreement primarily regarding MPU Products, GPU Products and Chipset Products;
NOW, THEREFORE, in consideration of the promises and mutual agreements and covenants set forth, and intending to be legally bound, the Parties hereby agree as follows:

1.TERM
a.The definition of “New Period” as set forth in the A&R Seventh Amendment shall be modified to refer to the period commencing on January 1, 2019 and continuing through December 31, 2025.
b.Section 12.1 of the Original WSA is hereby amended and restated in its entirety as follows:
“12.1 Term. This Agreement shall commence on the Effective Date and shall continue until December 31, 2025.”

2.EXCLUSIVITY; WAIVER PRODUCTS
Notwithstanding Section 2(d)(ii) of the A&R Seventh Amendment, Schedule 2(d)(i) of the A&R Seventh Amendment is hereby deleted and replaced with the revised Schedule 2(d)(i) attached to this Amendment.

3.AMENDMENTS RELATED TO PRODUCT, PRODUCT PRICING, AND MANUFACTURING CAPACITY
a.Product Forecasts, Purchase Orders and Roadmaps
i.AMD’s Binding Forecast for [****] is attached hereto as Schedule 3(a)(i).
b.Product Pricing
Notwithstanding Section 3(b) of the A&R Seventh Amendment, the Parties agree to the pricing for 2022, 2023, 2024 and 2025 products as set forth in Schedule 3(b)(i) herein.
c.Manufacturing Capacity
Section 3(c)(i) of the A&R Seventh Amendment is hereby deleted in its entirety and replaced with the following:
i.Provided AMD is in compliance with its obligations under Section 4 herein, FoundryCo shall provide manufacturing capacity support to AMD for Pre-Approved Products and FoundryCo Approved Substitute Products of at least the following amounts of wafers per year [****]:
1. 2022: [****] wafers
2. 2023: [****] wafers
3. 2024: [****] wafers
4. 2025: [****] wafers
(each, the “Annual Capacity Reservation”), and reserve such applicable capacity as described above for each of the years 2022, 2023, 2024, and 2025 accordingly.
Section 3(c)(ii)(2) of the A&R Seventh Amendment is hereby deleted in its entirety and replaced with the following:
2.“Annual Delivery Obligation” shall for a given fiscal year be the dollar amount equal to the Annual Capacity Reservation for such year multiplied by the applicable price for each such Product.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.ANNUAL FLOOR, MITIGATION PAYMENTS AND ADVANCE PAYMENTS
Notwithstanding Section 4(a)(ii)(1) of the A&R Seventh Amendment, Schedule 4(a)(ii)(1) of the A&R Seventh Amendment is hereby deleted and replaced with the revised Schedule 4(a)(ii)(1) attached to this Amendment.
e.Section 4(e) of the A&R Seventh Amendment is hereby deleted in its entirety and replaced with the following: Advance Payments. Provided FoundryCo is in compliance with its obligations under Section 3(c)(i) above, AMD agrees to make the following five advanced cash payments:
i.AMD shall pay a lump sum amount equal to [****] as an advance payment to FoundryCo on or by [****] (the “First 2022 Advance Payment”), and FoundryCo shall provide a credit to AMD against each invoice issued (up to but not exceeding the total invoice amount) in accordance with this Agreement; provided that any such credit obligations of FoundryCo expire at the earlier of (a) such time as the entire First 2022 Advance Payment is returned in full to AMD; or (b) [****], on which date FoundryCo shall return in full to AMD any credit balance that remained on [****].

ii.AMD shall pay a lump sum amount equal to [****] as an advance payment to FoundryCo on or by [****], 2022 (the “Second 2022 Advance Payment”), and FoundryCo shall provide a credit to AMD against each invoice issued (up to but not exceeding the total invoice amount less any remaining credit relief related to the First 2022 Advance Payment) in accordance with this Agreement; provided that any such credit obligations of FoundryCo expire at the earlier of (a) such time as the entire Second 2022 Advance Payment is returned in full to AMD; or (b) [****], on which date FoundryCo shall return in full to AMD any credit balance that remained on [****].

iii.AMD shall pay a lump sum amount equal to [****] as an advance payment to FoundryCo on or by [****] (the “First 2023 Advance Payment”), and FoundryCo shall provide a credit to AMD against each invoice issued (up to but not exceeding the total invoice amount less any remaining credit relief related to the Second 2022 Advance Payment) in accordance with this Agreement; provided that any such credit obligations of FoundryCo expire at the earlier of (a) such time as the First 2023 Advance Payment is returned in full to AMD; or (b) [****], on which date FoundryCo shall return in full to AMD any credit balance remaining on [****].

iv.AMD shall pay a lump sum amount equal to [****] as an advance payment to FoundryCo on or by [****], 2023 (the “Second 2023 Advance Payment”), and FoundryCo shall provide a credit to AMD against each invoice issued (up to but not exceeding the total invoice amount less any remaining credit relief related to the First 2023 Advance Payment) in accordance with this Agreement; provided that

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

any such credit obligations of FoundryCo expire at the earlier of (a) such time as the Second 2023 Advance Payment is returned in full to AMD; or (b) [****], on which date FoundryCo shall return in full to AMD any credit balance remaining on [****].

v.AMD shall pay a lump sum amount equal to [****] as an advance payment to FoundryCo on or by [****], 2023 (the “Third 2023 Advance Payment”), and FoundryCo shall provide a credit to AMD against each invoice issued (up to but not exceeding the total invoice amount less any remaining credit relief related to the Second 2023 Advance Payment) in accordance with this Agreement; provided that any such credit obligations of FoundryCo expire at the earlier of (a) such time as the entire 2023 Advance Payment is returned in full to AMD; or (b) [****], on which date FoundryCo shall return in full to AMD any credit balance that remained on [****].

5.ADDITIONAL AGREEMENTS
a. Section 15.4 of the Original WSA is hereby amended and restated in its entirety as follows:
“Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with  this Section 15.4):
(a)    If to FoundryCo or USOpCo:
GLOBALFOUNDRIES
400 Stone Break Road Extension
Legal Department
Malta, NY  12020

USA
Attention: General Counsel

(b)   If to AMD:
Advanced Micro Devices, Inc.
7171 Southwest Parkway
MS 100.T
Austin, Texas 78735
Attention: General Counsel

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6.MISCELLANEOUS
a.Each of FoundryCo and AMD represents and warrants that this Amendment has been duly authorized, executed and delivered by it, that this Amendment is duly enforceable pursuant to its terms and that the execution, delivery and performance of this Amendment does not conflict with applicable law or any of its organizational documents or result in a breach or violation of, or constitute a default under, any agreement to which it is a respective party.
b.All references to “fiscal year” herein shall mean FoundryCo’s fiscal year, unless explicitly noted otherwise.
c.Other than as expressly provided in this Amendment, no other amendments are being made to the Agreement, and all other provisions of the Agreement shall remain in full force and effect in accordance with the terms of the Agreement.

// Signatures on Following Page //

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized

ADVANCED MICRO DEVICES, INC.

By:     /s/ Devinder Kumar
Name: Devinder Kumar
Title:    Senior Vice President & CFO

GLOBALFOUNDRIES INC.

By:     /s/ David Reeder
Name: David Reeder
Title: Senior Vice President & CFO

GLOBALFOUNDRIES U.S. INC.

By:     /s/ David Reeder
Name: David Reeder
Title: Senior Vice President & CFO

Schedule 2(d)(i)– [****] Waiver Payment
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 3(a)(i)

AMD Binding Forecast for [****] – [****]
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 3(b)(i)
2022 - 2025 Wafer Pricing
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Schedule 4(a)(ii)(1)
New Annual Fixed Revenue Floors

Calendar Year	2019	2020	2021	2022	2023	2024	2025
Annual Fixed Revenue Floor	[****]	[****]	[****]	[****]	[****]	[****]	[****]

* Notwithstanding the above, if FoundryCo fails to meet its obligation under Section 3(c)(i) of the A&R Seventh Amendment, as amended by this Amendment, by [****] or more in the aggregate over the [****] fiscal years, then the New Annual Fixed Revenue Floor applicable to [****] shall automatically be reduced by the equivalent number of wafers that FoundryCo has failed to deliver.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.